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                                                            EXHIBIT 10(b)

                             ARTHUR ANDERSEN LLP





                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                  -----------------------------------------



As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement (Registration Statement File No. 811-1918) for CML Variable Annuity Account B of Connecticut Mutual Life Insurance Company.

                                       Arthur Andersen LLP


Hartford, Connecticut
February 29, 1996